EXECUTIVE INVESTORS TRUST
                  Supplement to Prospectus dated April 30, 1997


The following should be added to "Purchase of Shares-Waivers of Sales Charges:"

Sales charges do not apply to any purchase by an FIC Representative, or by the spouse, children, grandchildren, parent or grandparent of any such person.


EIT497                                                              May 5, 1997